Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL

EXECUTION COPY

LICENSE AND COMMERCIALIZATION AGREEMENT

THIS LICENSE AND COMMERCIALIZATION AGREEMENT (the “Agreement”), effective as of November 21, 2006 (the “Effective Date”), is entered by and between MEDAREX, INC., a New Jersey corporation, with a principal place of business at 707 State Road, Princeton, New Jersey 08540, GENPHARM INTERNATIONAL, INC., a wholly owned subsidiary of Medarex, Inc., (together “Medarex”), and BIOTIE THERAPIES CORP., a Finnish corporation with a principal place of business at Tykistokatu 6, FIN-20520 Turku, Finland (“BioTie”). Medarex and BioTie are referred together as “Parties” or individually as “Party”.

BACKGROUND

A. Medarex is the sole and exclusive owner of certain mice and technologies useful for the preparation of fully human monoclonal antibodies;

B. BioTie has acquired certain rights to the antigen, VAP-1 (as defined below) and related technology through its own development and in-licensing;

C. BioTie and Medarex have entered into a Material Transfer Agreement effective as of June 27, 2003, as amended, (the “Material Transfer Agreement”), whereby BioTie transferred certain materials to Medarex, Medarex generated a series of VAP-1 Antibodies (as defined below) through the use of Medarex Technology (as defined below) and the Parties conducted certain activities and generated certain data, documents and tangible materials;

D. The Parties have earlier considered entering into a collaboration agreement whereby the rights, title and interest to the VAP-1 Antibodies and the development cost and potential revenue from such VAP-1 Antibodies [*****] the Parties (which type of agreement has previously been extensively negotiated by the Parties);

E. BioTie desires to unilaterally or in co-operation with third parties pursue the development and commercialization of the VAP-1 Antibodies; and

F. Medarex is willing to license the Medarex Technology and provide the VAP-1 Antibodies to BioTie for development and commercialization on the terms and conditions herein.

G. BioTie is willing to grant a conditional license to Medarex under the VAP-1 Technology (as defined below) for development and commercialization of the VAP-1 Antibodies under specific circumstances set exclusively forth in Section 3.7.

NOW THEREFORE, Medarex and BioTie agree as follows:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.	DEFINITIONS

1.1 “Affiliate” shall mean any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with another Person. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person; provided that, if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests. For purposes of this Section 1.1, “Person” shall mean an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.2 “Antibody Materials” shall mean, (a) with respect to any VAP-1 Antibody, the nucleic acids (including DNA, RNA, and complementary and reverse complementary nucleic acids thereto, whether coding or noncoding and whether intact or a fragment) in each case that code for such VAP-1 Antibody and do not code for multiple VAP-1 Antibodies, or (b) a host cell (other than a host cell obtained directly from the Mice or parts of the Mice) into which the nucleic acids described in clause (a) are introduced.

1.3 “Approval” shall mean all approvals, licenses, registrations and authorizations of all governmental agencies in a country necessary for the manufacture, use or sale of a Product in the applicable country.

1.4 “Backup Antibody(ies)” shall mean the four (4) VAP-1 Antibodies developed by the Parties under the Material Transfer Agreement excluding the Lead Antibody selected by BioTie. The Binding Sequence for each of the four (4) Backup Antibodies is set forth in Exhibit A.

1.5 “Backup Product” shall have the meaning set forth in Section 3.3.3.

1.6 “Binding Sequence” shall mean the amino acid sequence of at least one heavy chain and one light chain variable region corresponding to a contiguous portion spanning CDR1 through CDR3 of each chain and defining a complete antibody-heavy and chain and light-chain VAP-1 binding domain for a VAP-1 Antibody.

1.7 “Binding Terms” shall have the meaning set forth in Section 3.7.1.

1.8 “Biological License Application” or “BLA” shall mean a Biological License Application as defined in the United States Food, Drug and Cosmetics Act and the regulations promulgated thereunder, and any corresponding or equivalent foreign application, registration or certification.

1.9 “BioTie Indemnitee” shall have the meaning set forth in Section 10.1.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.10 “BioTie Know-How” shall mean all Information and Inventions in the Control of BioTie or its Affiliates as of the Effective Date or at any time during the Term that are necessary or reasonably useful for the Exploitation of the Products, including the discovery, identification or characterization of VAP-1, or for the exercise of the BioTie Patents, in each case that are not generally known, but excluding (y) any Information and Inventions to the extent Covered or claimed by the BioTie Patents and (z) any Production Process Know-How. Subject to the foregoing exclusions, BioTie Know-How shall include all: (a) biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical and safety data and information related to VAP-1, the Products, and (b) data and information with respect to, or resulting from, assays and biological methodologies necessary or reasonably useful for the Exploitation of VAP-1 or the VAP-1 Antibody.

1.11 “BioTie Patents” shall mean all of the Patents that BioTie and its Affiliates Control as of the Effective Date and at any time during the Term (or during the term of the License Agreement described in Section 3.7 and Exhibit C), that claim or Cover any invention necessary or reasonably useful for the Exploitation of the Products, including without limitation any Patents that claim or Cover VAP-1 Antibodies or any method for the discovery, identification or characterization of VAP-1 Antibodies.

1.12 “BioTie Technology” shall mean the BioTie Know-How and BioTie Patents

1.13 “Calendar Quarter” shall mean each three-month period commencing January 1, April 1, July 1 or October 1 of each year during the Term.

1.14 “Commercially Reasonable Efforts” shall mean, with respect to a Product, efforts and resources similar to those employed by BioTie to develop, manufacture or market a product of similar market potential at a similar stage in its product life, taking into account for example the establishment of the Product in the marketplace, the competitiveness of alternative products, the likely proprietary position of the Product, the likelihood of regulatory approval for the Product, the potential profitability of the Product and BioTie’s available resources.

1.15 “Confidential Information” shall mean, subject to the provisions of Article 7 hereof, any information, whether in oral, written, graphic, electronic or tangible form, disclosed by one Party to the other hereunder or under any agreement governing the use and disclosure of confidential information entered into by the Parties prior to the Effective Date.

1.16 “Control” or “Controlled” shall mean, with respect to a particular item of information or intellectual property right, (i) that the Party owns and has the ability to grant to the other Party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any third party, and/or (ii) that the Party has a license to such item and has the ability to grant to the other Party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any third party.

1.17 “Cross License Agreement” shall mean that certain Cross License Agreement between and among Medarex, Cell Genesys, Inc., Abgenix, Inc., Xenotech, L.P. and Japan Tobacco Inc., dated March 26, 1997.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.18 “Cover” shall mean (as an adjective or as a verb including conjugations and variations such as “Covered”, “Coverage” or “Covering”) that the developing, making, using, offering for sale, promoting, selling or importing of a given compound or Product would infringe a valid claim in the absence of a license under the Patents to which such claim pertains. The determination whether a compound or Product is Covered by a particular valid claim shall be made on a country-by-country basis.

1.19 “Direct Sublicense Agreement” shall have the meaning set forth in Section 2.6(b).

1.20 “Discontinued Product” shall have the meaning set forth in Section 3.3.3.

1.21 “Exclusive Commercial License” shall have the meaning set forth in Section 2.1.2.

1.22 “Exploit” or “Exploitation” shall mean to make, have made, import, export, use, sell, license, offer for sale, or otherwise dispose of, including all discovery, research, development, registration, modification, enhancement, improvement, manufacture, commercialization storage, formulation, exportation, transportation, distribution, promotion, marketing, and sales activities related thereto.

1.23 “Extension Payments” shall mean the payments described in Section 3.6.

1.24 “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.25 “First Commercial Sale” shall mean, with respect to each Product in each country, the first bona fide commercial sale by BioTie, its Affiliates or Sublicensees of such Product following Marketing Approval in such country; provided, however, that where such first commercial sale has occurred in a country for which government pricing or government reimbursement approval is needed for widespread commercial sale (for clarification, the Parties acknowledge that no such approval is currently required in the United States), then such sales shall not be deemed a First Commercial Sale until after such pricing or reimbursement approval has been obtained.

1.26 “FTE” or full time equivalent shall mean the number of hours set forth hereafter worked by an employee of a Party during the normal course of one (1) year of employment. For BioTie, one (1) FTE is determined to be [*****] hours. For Medarex, one (1) FTE is determined to be [*****] hours

1.27 “FTE Rate” shall mean [*****] for a [*****] hour FTE and [*****] for a [*****] hour FTE. The FTE Rate shall be adjusted annually, with the first adjustment to occur January 1, 2007, and the adjusted FTE Rate shall equal [*****]. The FTE Rate for each FTE includes salary and benefits, laboratory supplies and equipment, equipment maintenance costs, utilities, waste removal and a pro rata allocation of general and administrative expenses (typically including travel), plus facilities expenses, including without limitation, allocated building operating costs, allocated depreciation, and repairs and maintenance.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.28 “Geographical Area” shall mean the following areas individually: Europe, Asia, North America, South America and Australia.

1.29 “Grant Period” shall mean the period of time described in Section 2.1.4.

1.30 “IND” shall mean an Investigational New Drug application, as defined in the United States Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or any corresponding or equivalent non- United States application, registration or certification.

1.31 “Indemnitee” shall have the meaning set forth in Section 10.3.

1.32 “Indemnitor” shall have the meaning set forth in Section 10.3.

1.33 “Lead Antibody” shall mean the VAP-1 Antibody selected by BioTie (BTT-1023, known to Medarex as MDX-1352) to become the subject of an Exclusive Commercial License and whose Binding Sequence is set forth in Exhibit B. A Backup Antibody may be substituted for a Lead Antibody pursuant to Section 2.1.2.

1.34 “Liabilities” shall have the meaning set forth in Section 10.1.

1.35 “Licensed Antibody” shall mean the Lead Antibody or, in the event of a substitution pursuant to Section 2.1.2, any one of the Backup Antibodies that is substituted for the Lead Antibody.

1.36 “Lonza GS Technology” shall mean the glutamine synthetase gene expression system proprietary to Lonza Biologics, of the Lonza Group Ltd, Muenchensteinerstrasse 38, P 0 Box, CH-4002, Basel, Switzerland.

1.37 “Medarex Documentation” shall mean the documentation, including without limitation, technical data, protocols and methods, Controlled by Medarex as of the Effective Date and for a period of one (1) year thereafter and/or created under the Material Transfer Agreement, in each case relating solely to the generation, evaluation and manufacture of the VAP-1 Antibodies and that is necessary or reasonably useful for preparing and filing regulatory applications with respect to the Licensed Antibody and Product.

1.38 “Medarex Indemnitee” shall have the meaning set forth in Section 10.2.

1.39 “Medarex Know How” shall mean the Confidential Information Controlled by Medarex during the term of this Agreement that is necessary or reasonably useful for the exercise of the Medarex Patent Rights, including without limitation, technical data, protocols and methods. For the avoidance of doubt, the Medarex Know How does not include any Medarex Patent Rights.

1.40 “Medarex Patent Rights” shall mean all United States and foreign Patents (including all reissues, extensions, substitutions, re-examinations, supplementary protection certificates and the like, and patents of addition) and patent applications (including, without limitation, all continuations, continuations-in-part and divisions thereof) Controlled by Medarex during the Term that claim an invention which is necessary or reasonably useful to develop,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

produce, make, have made, import, have imported, use, offer for sale and sell a Licensed Antibody or Product.

1.41 “Medarex Production Process Development” shall mean Medarex’s development of processes and technology with respect to the VAP-1 Antibody as of the Effective Date for the production, purification, analysis, evaluation, characterization, stability assessment, formulation and vialing, and release of a VAP-1 Antibody.

1.42 “Medarex Production Process Technology” shall mean any Medarex Production Process Know-How and Medarex Production Process Patents.

1.43 “Medarex Production Process Know-How” shall mean any know how of Medarex existing as of the Effective Date with respect to the Medarex Production Process Development of VAP-1 Antibodies, but excluding any know how of Medarex to the extent covered or claimed by the Medarex Production Process Patents.

1.44 “Medarex Production Process Patents” shall mean any Patents of Medarex that claim or cover the Medarex Production Process Development with respect to VAP-1 Antibodies.

1.45 “Medarex Technology” shall mean the Medarex Patent Rights and Medarex Know How.

1.46 “Mice” shall mean any of Medarex’s immunizable transgenic mice containing unrearranged human immunoglobulin heavy and light chain transgenes, each inserted into mouse chromosomes but excluding mice containing chromosomal fragments encoding human immunoglobulin heavy chain genes.

1.47 “Mice Materials” shall mean shall mean any parts or derivatives of the Mice, including without limitation, hybridomas, cells or other biological materials derived directly or indirectly from the Mice, but excluding all Antibodies and Antibody Materials.

1.48 “MRC Agreement” shall mean that certain License Agreement among the Medical Research Council, Agricultural and Food Research Council Institute of Animal Physiology and Genetics Research of Babraham Hall, Marianne Bruggemann and GenPharm International, Inc., effective October 1, 1993, and any amendments thereto.

1.49 “Net Sales” shall mean, for any period, the gross amount invoiced by BioTie and its Affiliates and Sublicensees for the sale of Product(s) to third parties, less deductions for:

(a)	normal and customary trade, quantity and cash discounts and sales returns and allowances (other than allowances for doubtful accounts), including (i) those granted on account of price adjustments, billing errors, rejected goods, damaged goods, returns and rebates, (ii) administrative and other fees and reimbursements and similar payments directly related to the sale or delivery of Product(s) paid to wholesalers and other distributors, buying groups, pharmacy benefit management organizations, health care insurance carriers and other institutions, (iii) allowances, rebates and fees directly related to the sale or delivery of Product(s) paid to distributors and (iv) chargebacks;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)	freight, postage, shipping and insurance costs to the extent that such items are included in the gross amount invoiced;

(c)	customs and excise duties and other duties related to the sales to the extent that such items are included in the gross amount invoiced;

(d)	rebates and similar payments made with respect to sales paid for or reimbursed by any governmental or regulatory authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, federal or state Medicaid, Medicare or similar state program or equivalent foreign governmental program;

(e)	sales and other taxes and duties directly related to the sale or delivery of Product(s) (but not including taxes assessed against the income derived from such sale) to the extent that such items are included in the gross amount invoiced;

(f)	distribution costs and expenses to the extent that such items are included in the gross amount invoiced; and

(g)	any such invoiced amounts that are not collected by the Parties or their Affiliates or Sublicensees;

provided, however, that with respect to the deductions specified in subsections (a) through (g) above, an amount shall be deducted only once regardless of how many categories may apply to it.

Any of the deductions listed above that involves a payment by BioTie or its Affiliates or Sublicensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity. Deductions pursuant to subsection (g) above shall be taken in the Calendar Quarter in which such sales are no longer recorded as a receivable. For purposes of determining Net Sales, the Product(s) shall be deemed to be sold when invoiced and a “sale” shall not include transfers or dispositions for charitable, promotional, pre-clinical, clinical, regulatory or governmental purposes.

For purposes of calculating Net Sales of Products, sales between or among BioTie or its Affiliates or Sublicensees shall be excluded from the computation of Net Sales, but sales by BioTie or its Affiliates or its Sublicensees to third parties shall be included in the computation of Net Sales.

In the event that a Product is sold in any country in the form of a combination product containing one or more therapeutically active ingredients in addition to any Licensed Antibody, with respect thereto, the parties shall negotiate in good faith to determine what portion of the net sales of such combination product in such country shall be treated as “Net Sales” under this Agreement, which determination shall be based on the value added by such Licensed Antibody, compared to the value added by such other therapeutically active ingredients, to the invoice price of such combination product.

1.50 “Patents” shall mean (a) all United States patents and patent applications, (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications in clause (a), and (c) any non-United States or international equivalent of any of the foregoing

1.51 “Phase I Clinical Trial” shall mean a human clinical trial, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients as required in 21 C.F.R. §312, or a similar clinical study prescribed by the regulatory authorities in a country other than the United States. A Phase I Clinical Trial shall be deemed to have commenced when the first subject in the study has been enrolled.

1.52 “Phase I Clinical Material” shall mean the VAP-1 Antibody manufactured by Medarex in 2006 intended for use in the Phase I Clinical Trial to be conducted by or on behalf of BioTie.

1.53 “Phase II Clinical Trial” shall mean a human clinical trial for which a primary endpoint is a preliminary determination of efficacy or dose ranges in patients with the disease being studied as required in 21 C.F.R. §312, or a similar clinical study prescribed by the regulatory authorities in a country other than the United States. A Pivotal Study shall automatically be deemed to have reached Phase II status. A Phase II Clinical Trial shall be deemed to have commenced when the first subject in the study has been enrolled.

1.54 “Phase III Clinical Trial” shall mean a human clinical trial, the principal purpose of which is to establish safety and efficacy in patients with the disease being studied as required in 21 C.F.R. §312, or similar clinical study prescribed by the regulatory authorities in a country other than the United States. A Phase III Clinical Trial shall also include any other human clinical trial intended as a Pivotal Study, whether or not such study is a traditional Phase III Clinical Trial. A Phase HI Clinical Trial shall be deemed to have commenced when the first patient has been enrolled in a Pivotal Study.

1.55 “Pivotal Study” shall mean any well-controlled study intended to provide the substantial evidence of efficacy necessary to support the filing of an approvable BLA (such as a combined Phase II Clinical Trial/ Phase III Clinical Trial, or any Phase III Clinical Trial in lieu of a Phase II Clinical Trial).

1.56 “Product” shall mean any composition or formulation incorporating a Licensed Antibody.

1.57 “Seikagaku Agreement” shall mean the HuVap® License Agreement by and between Seikagaku Corporation of Tokyo, Japan and BioTie Therapies, Corp. Oyj of Finland effective April 17, 2003, as amended.

1.58 “Sublicensee” shall mean a third party to whom BioTie has granted a license or sublicense, as the case may be, pursuant to Section 2.6, to develop, make, have made, import, use, sell, offer for sale or otherwise Exploit Products.

1.59 “Term” shall have the meaning set forth in Section 11.1.

1.60 “Territory” shall mean all countries of the world.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.61 “VAP-1” shall mean the antigen, Vascular Adhesion Protein-1, with Genbank Accession Number AF 067406.

1.62 “VAP-1 Antibody(ies)” shall mean fully human monoclonal antibody(ies), or fragments thereof, with a unique Binding Sequence that has been raised against VAP-1 under the Material Transfer Agreement and that react with VAP-1. By way of clarification, (i) VAP-1 Antibodies with different Binding Sequences shall be deemed to be different VAP-1 Antibodies, and (ii) any single chain antibody that is derived from a VAP-1 Antibody shall be deemed to be the same VAP-1 Antibody as the VAP-1 Antibody from which it is derived. The definition of VAP-1 Antibody shall include both the Lead Antibody and the Backup Antibodies.

1.63 “YAP-1 Cell Line” shall mean the CHO cell line and its master cell bank developed by Medarex to express the VAP-1 Antibody and which contains the Lonza GS Technology.

1.64 “Withholding Taxes” shall have the meaning set forth in Section 4.4.

2.	Licenses, Grants and Transfers.

2.1 Medarex License Grant.

2.1.1 Subject to the terms and conditions of this Agreement, Medarex hereby grants to BioTie, on an Antibody-by-Antibody basis, a worldwide, exclusive (even as to Medarex), royalty-free, non-transferable, license under the Medarex Technology solely for the purpose of conducting research during the Grant Period with respect to each of the Backup Antibodies.

2.1.2 Subject to the terms and conditions of this Agreement, Medarex hereby grants to BioTie, on an Licensed Antibody-by-Licensed Antibody basis, a worldwide, exclusive (even as to Medarex), non-transferable, royalty-bearing license under the Medarex Technology, with the right to sublicense as permitted in Section 2.6, and if and to the extent permitted in Section 2.6(b) through multiple tiers of sublicenses, during the Grant Period to develop, make, have made, import, have imported, use, offer for sale and sell the Licensed Antibody and Products (an “Exclusive Commercial License”). The Parties acknowledge and agree that, without paying any additional license fee, at any time BioTie may substitute a Backup Antibody for the Lead Antibody, which Backup Antibody shall thereupon become the Licensed Antibody and Exhibit A and Exhibit B shall thereupon be amended accordingly.

2.1.3 Subject to the terms and conditions of this Agreement, Medarex hereby grants to BioTie, a non-exclusive, royalty-free, fully paid up, worldwide license, with the right to sublicense, through multiple tiers of sublicenses, in the case of each sublicense solely for the purposes of the license grant in this Section 2.1.3 and subject to the terms of Section 2.5, under the Medarex Production Process Technology solely for the purpose of manufacturing or having manufactured the Licensed Antibody or the Product. The Parties acknowledge and agree that, subject to Section 2.4.2, the license grant in this Section 2.1.3 includes the right to receive and Exploit the VAP-1 Cell Line.

2.1.4 The license grants in Sections 2.1.1, 2.1.2, and 2.1.3 shall be effective as of the Effective Date and remain in full force and effect until 05:00 GMT, January 1, 2007,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

corresponding to 12:00 midnight United States Eastern Daylight Savings Time December 31, 2006, (the “Grant Period”) at which time such license grants shall automatically terminate with immediate effect unless, prior to the end of the Grant Period, (a) Medarex has received the payment described in and pursuant to Sections 3.1 and 3.2, or (b) BioTie has requested in writing to extend the Grant Period by committing to the Extension Payment(s) set forth in Section 3.6. Upon receipt by Medarex of all payments pursuant to Sections 3.1 and 3.2, and subject to Section 3.6 as the case may be, the Grant Period will automatically extend to be concurrent with the Term and the license grant in Section 2.2 and assumption of VAP-1 and VAP-1 Antibodies by Medarex set forth in Section 3.7 shall thereupon terminate with immediate effect.

2.2 BioTie License Grant. Subject to the terms and conditions of Section 3.7, other Sections referred to in Section 3.7, Section 11.5.4, and Exhibit C and in accordance with the license grant by BioTie to Seikagaku in the Seikagaku Agreement, provided such Seikagaku Agreement is in effect, BioTie hereby grants to Medarex an exclusive (even as to BioTie), worldwide (excluding the territory licensed to Seikagaku in the Seikagaku Agreement, provided such Seikagaku Agreement is in effect), royalty-bearing right and license, with the right to sublicense through multiple tiers of sublicenses, to Exploit VAP-1 Antibody(ies) under (i) the BioTie Technology, (ii) BioTie’s rights in and to the VAP-1 Antibodies, and (iii) any Patents that BioTie Controls with respect to the VAP-1 Antibodies.

2.3 Present Grant of Licenses. The intent and effect of the grant of licenses in Sections 2.1 and 2.2 is to create a present license grant and right in favor of the licensee Party as to such license, subject to the terms and conditions of this Agreement. Subject to any contrary and nonwaivable requirements of applicable law, the Parties intend for the license grants herein to be construed in a manner which preserves (to the maximum extent) for the licensee Party each of the benefits of the bargain set forth in this Agreement, rather than in a manner that may leave the provision voidable, rejectable or otherwise terminable or unenforceable by operation of applicable law. Without limitation of the foregoing, the Parties intend that the rights of a nondebtor Party should survive to the maximum extent permitted by applicable law, notwithstanding a rejection of this Agreement by a debtor Party pursuant to Section 365 of the United States Bankruptcy Code or pursuant to the Finnish bankruptcy law, as applicable.

2.4 Covenants.

2.4.1 Medarex covenants that, during the Term of this Agreement, Medarex shall not license to any third party any rights to make, have made, import, have imported, use, offer for sale or sell Products containing Licensed Antibodies; provided however, if BioTie fails to make the payments set forth in Sections 3.1 and 3.2 pursuant to Section 2.1.4 or Section 3.6, as applicable, such covenant shall thereafter immediately terminate.

2.4.2 BioTie covenants that it shall obtain a commercial license, or other consent, from the Lonza Corporation required for the right to Exploit the VAP-1 Cell Line containing the Lonza GS Technology and shall provide written documentation of such license or consent to Medarex. Upon the provision of written evidence of such Lonza license or consent to Medarex, Medarex shall upon the request of BioTie transfer such licensed VAP-1 Cell Line to BioTie or BioTie’s designee.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.4.3 The Parties acknowledge and agree that any Exclusive Commercial Licenses granted hereunder shall be subject to the terms and conditions of the Cross License Agreement.

2.5 Medarex Production Process Technology. The Parties acknowledge and agree that certain Medarex Production Process Technology has been used with respect to the development and the manufacture of the Lead Antibody and the Phase I Clinical Material. Medarex shall transfer the Medarex Production Process Technology necessary or useful to manufacture the Lead Antibody to BioTie or to a third party appointed by BioTie and reasonably acceptable to Medarex, provided that BioTie has entered into an agreement with such third party prohibiting the further transfer of such Medarex Production Process Technology and limiting the use by such third party of such Medarex Production Process Technology solely to the development and manufacture of the Lead Antibody or the Product and has provided written documentation to that effect to Medarex. Such transfer shall be made as promptly as is reasonably possible, but in any case within one hundred eighty (180) days following Medarex’s receipt of a reasonably detailed request by BioTie setting forth the delivery address and contents of the delivery.

2.6 Sublicenses.

(a) Subject to Section 2.6(b), BioTie may grant sublicenses under the Medarex Technology and the Medarex Production Process Technology (for the avoidance of doubt, in the case of the Medarex Production Process Technology, any such sublicense(s) shall be in accordance with the terms and conditions of Sections 2.1.3 and 2.5) to the extent necessary to develop, make, have made, import, use, offer for sale and sell Products; provided, however, within ten (10) days of the date any such sublicense is executed, BioTie shall provide Medarex with at least the following information with respect to each such Sublicensee: (i) the identity of the Sublicensee; (ii) a description of the Product and the rights being granted to the Sublicensee; and (iii) the territory in which the Product will be sold. Each sublicense granted by BioTie shall be consistent with all the terms and conditions of this Agreement, and subordinate thereto, and BioTie shall remain responsible to Medarex for the compliance of each such Sublicensee with the financial and other obligations due under this Agreement. Medarex acknowledges the existence of the license agreement entered into between BioTie and Seikagaku Corporation of 17 April 2003 relating to VAP-1.

(b) The Parties recognize that according to the provisions of the Cross License Agreement relating to the Medarex Technology, Medarex may not grant BioTie the right to directly grant sublicenses under certain Medarex Technology that is covered by the Cross License Agreement to sell, lease, and offer for sale or lease Products. So long as such provisions are in effect, if BioTie grants or desires to grant a sublicense to a particular Sublicensee under the Medarex Technology pursuant to Section 2.1.2 to sell, lease, and offer for sale or lease a particular Product, then Medarex shall enter into an agreement with such Sublicensee which grants a direct license to such Sublicensee under such of the Medarex Technology that is covered by the Cross License Agreement to sell, lease, and offer for sale or lease such Product on the same terms and conditions as the sublicense granted by or desired to be granted by BioTie to such Sublicensee (“Direct Sublicense Agreement”); provided, each such Direct Sublicense Agreement granted by Medarex shall: (i) be consistent with all the terms and conditions of this Agreement; (ii) provide that all performance obligations of such Sublicensee, including without

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

limitation, with respect to development and commercialization of Products and payment of amounts owing under the sublicense granted to such Sublicensee by BioTie, shall be owed to BioTie and not to Medarex; (iii) not conflict with any of the rights granted under this Agreement; (iv) provide that BioTie is a third party beneficiary under such Direct Sublicense Agreement, with the right, at BioTie’s expense, to enforce the terms and conditions of such Direct Sublicense Agreement against such Sublicensee, including the right to collect all monies due to BioTie from such Sublicensee under such Direct Sublicense Agreement; and (v) be subject to BioTie’s approval, such approval not to be unreasonably withheld. Further, it is understood and agreed by BioTie that, in such sublicense granted by BioTie to such Sublicensee, BioTie shall make the rights related to such certain Medarex Technology granted by Medarex to BioTie under Section 2.1.2 subordinate to such direct license granted by Medarex to such Sublicensee, such that the rights granted by Medarex to BioTie under Section 2.1.2 shall not be in conflict with the rights granted to such Sublicensee by Medarex under this Section 2.6(b).

2.7 Effect of Termination Upon BioTie’s Sublicensee(s). In the event that a license or rights granted hereunder are terminated, any sublicense granted by BioTie and any further sublicenses granted thereunder shall, upon the written request of such Sublicensee, remain in full force and effect, provided that such Sublicensee is not then in breach of its sublicense agreement and such Sublicensee agrees to be bound to Medarex under the terms and conditions of this Agreement as if this Agreement was a license agreement directly between Medarex and the Sublicensee.

2.8 Transfer of Medarex Documentation. Medarex shall make commercially reasonable efforts to transfer to BioTie the Medarex Documentation in existence as of the Effective Date promptly after reasonably requested to do so by BioTie, and such transfer shall be made, in any case, within ninety (90) days of the later of (a) BioTie’s request to that effect, and (b) Medarex’s receipt of the payments pursuant to Sections 3.1 and 3.2, and, as applicable, pursuant to Section 3.6, whereupon BioTie shall have the full right, title and interest to the tangible embodiment (including in a form of CD-rom files and paper printouts) of such Medarex Documentation. For the avoidance of doubt, the transfer of title to BioTie with respect to the Medarex Documentation pursuant to this Section 2.8 does not, and shall not be construed to, transfer title with respect to the Medarex Production Process Technology that is the subject of description in such Medarex Documentation, with respect to which Medarex Production Process Technology BioTie shall acquire solely the rights described in Section 2.1.3.

2.9 Termination of Exclusive Commercial License.

(a) Termination. BioTie may terminate the Exclusive Commercial License with respect to the Licensed Antibody at any time with immediate effect by giving written notice to Medarex. Following the termination of the applicable Exclusive Commercial License, BioTie shall have no further license rights under the Medarex Technology with respect to the Licensed Antibody that was the subject of such Exclusive Commercial License. Within thirty (30) days after termination of the Exclusive Commercial License with respect to the Licensed Antibody and if BioTie does not elect to make a substitution of a Backup Antibody pursuant to the last sentence of Section 2.1.2, unless the Parties agree otherwise in writing, BioTie shall destroy any and all Antibodies, Antibody Materials and Products with respect to VAP-1.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b) Covenants. Upon termination of an Exclusive Commercial License with respect to a Licensed Antibody, (i) in the event that BioTie has filed any patent applications disclosing or claiming Antibodies and Antibody Materials, or the making or using thereof, obtained through the use of Medarex Patent Rights or Medarex Know How with respect to VAP-1, BioTie covenants that it shall, at its election, either abandon, or grant a royalty-free, sublicenseable, non-exclusive license to exploit such patents or patent applications to Medarex; and (ii) BioTie covenants it shall not commercialize any VAP-1 Antibody and/or Antibody Materials obtained through the use of such Medarex Patent Rights or Medarex Know How with respect to VAP-1. Notwithstanding the foregoing, if BioTie intends to abandon any such patents or patent applications and such patents or patent applications, or any scientific articles relating thereto, have been or will be published, then in lieu of such abandonment, BioTie shall assign to Medarex such patents or patent applications. In the event BioTie is to assign such patents or patent applications to Medarex, BioTie shall execute those documents, as requested by Medarex, necessary to document and/or perfect the assignment of such patents and/or patent applications. It is understood and agreed that BioTie shall not be obligated to assign to Medarex patent rights in any inventions that consist solely of the compositions of VAP-1 under this Section 2.9(b). Notwithstanding the foregoing, in the event that BioTie makes such an assignment, BioTie shall retain an irrevocable, royalty-free, worldwide, nonexclusive license, without a right to sublicense, assign or otherwise transfer such license, from Medarex under such patents and patent applications, and any foreign equivalents, divisionals, continuations, CIPs, reissues and reexaminations thereof, and patents issuing therefrom, to discover, develop and commercialize any and all antibodies against such VAP-1, which antibodies are identified using technology other than Medarex Technology, Antibodies or Antibody Materials.

2.10 Existing Grants. BioTie acknowledges and agrees that: (a) pursuant to the Cross-License Agreement, Medarex has granted a non-exclusive license under certain Medarex Patent Rights to develop and commercialize antibody products with respect to antigens, including VAP-1, in the Territory; and (b) pursuant to certain existing agreements with third parties, Medarex has granted exclusive rights under the Medarex Technology to develop antibody product(s) with respect to antigens other than VAP-1, which antibody product(s) could comprise the same antibody(ies) as a Licensed Antibody(ies).

3.	CONSIDERATION

3.1 License Fees.

3.1.1 Subject to Section 3.6, by [*****] BioTie shall pay to Medarex a non-refundable, non-creditable license fee of [*****] in consideration for the Exclusive Commercial License granted in Section 2.1.2. For the avoidance of doubt, it is explicitly agreed and understood that the license fee set forth in this Section 3.1.1 shall include the license fee which may be otherwise payable upon the substitution of the Lead Antibody with any of the Backup Antibodies.

3.1.2 Subject to Section 3.6, by [*****] BioTie shall pay to Medarex a non-refundable, non-creditable license fee of [*****] for the Medarex Production Process Technology license granted in Section 2.1.3.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.2 Development Costs.

3.2.1 Payment for Development Activities. Subject to Section 3.6, by [*****] BioTie shall make the following non-refundable, non-creditable payments to Medarex for development and research costs as follows:

[*****]

3.2.2 Payment for Phase I Clinical Material. Subject to Section 3.6, by [*****] BioTie shall make a one time payment of [*****] for the manufacture and supply of the Phase I Clinical Material and, subject to the following sentence of this Section 3.2.2, for the receipt, and full right, title and ownership, of the Phase I Clinical Material. Notwithstanding the foregoing, the Parties acknowledge and agree that Medarex shall not be obligated to transfer the Phase I Clinical Material to BioTie until (i) Biotie shall have made the payment described in this Section 3.2.2 and (ii) BioTie shall have obtained a commercial license, or other consent, from Lonza Biologics, required for the right to use the Phase I Clinical Material in a clinical trial and provides written documentation of such license or consent to Medarex.

3.3 Development Milestone Payments.

3.3.1 Development Milestones. Within [*****] following the occurrence of the relevant events specified below, on a Product-by-Product basis, with respect to each Product subject to an Exclusive Commercial License, BioTie shall pay to Medarex the following amounts:

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

In the event a Product achieves milestone event #3, but has not, based on the definitions set forth in Article 1, achieved milestone event #2, the payment associated with milestone event #2 for such Product shall nevertheless be due at the same time the payment is due for such Product with respect to milestone event #3.

In the event a Product achieves milestone event #4, but has not, based on the definitions set forth in Article 1, achieved Milestone event #2 and/or milestone event #3, the payment(s) associated with milestone event #2 and/or milestone event #3 for such Product, as applicable, shall nevertheless be due at the same time the payment is due for such Product with respect to milestone event #4.

3.3.2 Multiple Products to VAP-1. If, following Approval of a first Product against VAP-1, a second or subsequent Product against VAP-1 is developed and/or commercialized, further full sets of milestone payments as set forth in Section 3.3.1 will become due (except as provided in Section 3.3.3), and will be payable at the time(s) of achievement of such milestones by each such Product.

3.3.3 Backup Products. The payments set forth in Section 3.3.1 above shall be made only once for a Product. If BioTie discontinues all clinical development of a particular Product prior to receiving Approval for such Product but after having made one or more milestone payments with respect to such Product under Section 3.3.1 (such product, a “Discontinued Product”), there shall be no payment due upon the accomplishment of that same milestone, or those same milestones, with respect to the next Product (such next Product, a “Backup Product”). When milestones are achieved with respect to a Backup Product that were not previously paid with respect to a Discontinued Product, such milestone payments shall be paid pursuant to Section 3.3.1 above.

3.3.4 Sales-Based Milestone Payments. In partial consideration for the Exclusive Commercial License granted by Medarex pursuant to Section 2.1.2, BioTie shall make the following one-time payments to Medarex upon fulfillment of the below events:

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

The sales-based milestone payments in this Section 3.3.4 shall only be paid once during the Term.

3.3.5 Reports. [*****] of the occurrence of any event which would trigger a milestone payment under to Section 3.3.1 or 3.3.4, BioTie shall provide notice to Medarex of such occurrence.

3.4 Royalties.

3.4.1 Royalty on Net Sales. In partial consideration for the Exclusive Commercial License granted by Medarex pursuant to Section 2.1.2, BioTie shall pay to Medarex a royalty on annual (based on a calendar year) aggregate worldwide Net Sales of Products on a Product-by-Product basis as follows:

[*****]

3.4.2 Royalty Term. The royalties due pursuant to this Section 3.4.1 shall be payable on a country-by-country and Product-by-Product basis until the date which is the later of: (i) the expiration of the last to expire of the Patents within the Medarex Patent Rights Covering the Product in such country (such expiration to occur only after expiration of extensions of any nature to such patents which may be obtained under applicable statutes or regulations in the respective countries of the Territory, such as the Drug Price Competition and Patent Term Restoration Act of 1984 in the United States and similar patent extension laws in

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

other countries), or (ii) until fifteen (15) years following the First Commercial Sale of a Product in such country.

3.4.3 Third Party Royalties.

(a) BioTie shall be responsible for the payment of any royalties, license fees and milestone and other payments due to third parties under license agreements for intellectual property licensed to BioTie by a third party that is required to make, have made, use, sell, offer for sale and import Products using the licensed Medarex Technology; provided, however, that Medarex shall be responsible for the payment of the royalty due to the Medical Research Council pursuant to the MRC Agreement.

(b) In the event Medarex acquires rights to additional intellectual property relating to the Mice controlled by a third party pursuant to an agreement that requires no payments to such third party and that permits Medarex to include such intellectual property in this Agreement, such intellectual property shall be included in this Agreement at no additional charge to BioTie. In the event Medarex acquires rights to additional intellectual property relating to the Mice controlled by a third party pursuant to an agreement that requires payments to such third party and that permits Medarex to include such intellectual property in this Agreement, BioTie and Medarex shall negotiate in good faith the terms under which such intellectual property shall be included in this Agreement, including without limitation, additional payments to be made by BioTie for the right to use such intellectual property. In the event BioTie and Medarex are unable to agree on such terms, then the subject matter of such intellectual property shall not be included within the definition of Medarex Technology, and BioTie shall have no license or rights with respect to such intellectual property.

3.5 Future Development Payments. Medarex shall support BioTie’s development and commercialization activities by providing Medarex Documentation reasonably requested by BioTie. Also, Medarex shall transfer the Medarex Production Process Technology to BioTie or a third party appointee, provided that BioTie has entered into an agreement with such third party appointee prohibiting the further transfer of such Medarex Production Process Technology and limiting the use by such third party of such Medarex Production Process Technology solely to the development and manufacture of the Lead Antibody or the Product. BioTie shall compensate Medarex for such services at the [*****] FTE Rate plus any reasonable third party costs and shall make payments with respect to such services pursuant to the terms of Article 4 and [*****] after receipt of an invoice from Medarex with respect thereto. Upon compilation and delivery of such future Medarex Documentation, BioTie shall have the full right and title to the tangible embodiments (including the datafile in CD-rom or like format as well as paper printouts) of such Medarex Documentation and shall have the rights granted by Medarex to BioTie pursuant to Section 2.1.3 with respect to the Medarex Production Process Technology, in each case without any additional remuneration to Medarex. For the avoidance of doubt, the transfer to title to BioTie with respect to the Medarex Documentation pursuant to this Section 3.5 shall not, and shall not be construed to, transfer title with respect to the Medarex Production Process Technology that is the subject of description in such Medarex Documentation, with respect to which Medarex Production Process Technology BioTie shall acquire solely the rights described in Section 2.1.3.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.6 Extension Payments by BioTie. Upon the written request by BioTie for an extension of the Grant Period set forth in Section 2.1.4, BioTie shall make the following payments (“Extension Payments”) to Medarex: [*****].

3.7 Assumption of VAP-1 and VAP-1 Antibodies by Medarex. In the event that BioTie does not make the payments to Medarex under Sections 3.1 and 3.2 by [*****], or as extended pursuant to Section 3.6, including amounts owed under Section 3.6 as the case may be, then,

3.7.1 in accordance with Section 2.1.4, (i) the licenses granted by Medarex to BioTie pursuant to Sections 2.1.1 and 2.1.2 shall terminate, (ii) this Agreement shall terminate pursuant to the terms of Article 11, (iii) the BioTie license grant to Medarex set forth in Section 2.2 shall remain in effect and survive any such termination, and (iv) BioTie and Medarex shall promptly thereafter negotiate in good faith commercially reasonable terms and conditions of a license agreement with respect thereto, which license agreement shall be substantially similar to this Agreement; provided, however, that notwithstanding any failure of the Parties to agree to the terms and conditions of such license agreement, the terms set forth on Exhibit C hereto (the “Binding Terms”) shall thereafter apply and in conjunction with the license from BioTie to Medarex granted pursuant to Section 2.2 constitute, and thereafter be deemed to be, a binding agreement between BioTie and Medarex; and

3.7.2 at Medarex’s election, on an agreement-by-agreement basis, BioTie shall assign to Medarex [*****] to BioTie from Medarex, all agreements of BioTie in which any rights under this Agreement were licensed or sublicensed subsequent to the Effective Date and shall provide for Medarex to [*****] by BioTie as a result of such agreements.

3.8 Banking Details of Medarex. Unless otherwise informed by Medarex in writing, BioTie shall make any and all payments under this Agreement to Medarex according to the following wire instructions:

Bank:	[*****]
[*****]
[*****]
[*****]
Account #:	[*****]
ABA or Routing #:	[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.	PAYMENTS

4.1 Timing of Royalty Payments. All royalty payments due to Medarex under this Agreement shall be paid [*****] after the last day of the Calendar Quarter in which they accrue.

4.2 Payment Method. All cash amounts due Medarex hereunder shall be paid in United States dollars by wire transfer in immediately available funds to an account designated by Medarex pursuant to Section 3.8.

4.3 Currency; Foreign Payments. If any currency conversion shall be required in connection with the payment of any royalties hereunder, such conversion shall be made by using the exchange rate for the purchase of United States dollars reported by the Chase Manhattan Bank on the last business day of the Calendar Quarter to which such royalty payments relate. If at any time legal restrictions prevent the prompt remittance of any royalties owed on Net Sales in any jurisdiction, BioTie may notify Medarex and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of Medarex, and BioTie shall have no further obligations under this Agreement with respect thereto.

4.4 Taxes. All royalty amounts required to be paid to Medarex pursuant to this Agreement may be paid with deduction for withholding for or on account of any taxes (other than taxes imposed on or measured by net income) or similar governmental charge imposed by any jurisdiction (“Withholding Taxes”). At Medarex’s request, BioTie shall provide Medarex a certificate evidencing payment of any Withholding Taxes hereunder and shall reasonably assist Medarex to obtain the benefit of any applicable tax treaty.

5.	REPORTS AND RECORDS

5.1 Royalty Reports. BioTie shall deliver to Medarex within thirty (30) days after the last day of each Calendar Quarter in which Products are sold a report setting forth in reasonable detail the calculation of the royalties payable to Medarex for such Calendar Quarter identifying, by country and Product, the Products sold by BioTie and its Affiliates and Sublicensees, and the calculation of Net Sales and royalties due to Medarex.

5.2 Inspection of Books and Records. BioTie and its Affiliates and Sublicensees shall maintain accurate books and records, which enable the calculation of milestone payments and royalties payable hereunder to be verified. BioTie and its Affiliates and Sublicensees shall retain the books and records for each quarterly period for three (3) years after the submission of the corresponding report under Section 5.1 hereof. Upon thirty (30) days prior notice to BioTie, independent accountants selected by the payee and reasonably acceptable to BioTie, may have access to the books and records of BioTie and its Affiliates and Sublicensees during normal business hours to conduct a review or audit, solely, however, to the extent necessary for the purpose of verifying the accuracy of BioTie’s payments and compliance with this Agreement. Such audit may be conducted to cover the past three (3) years and may be conducted once in any one-year period. BioTie shall promptly pay to Medarex any underpayment with interest from the date such amount(s) were due, at the prime rate reported by the Chase Manhattan Bank, New

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

York, New York, plus [*****]. Any such inspection or audit shall be at Medarex’s expense; provided, however, in the event an inspection reveals underpayment of five percent (5%) or more in any audit period, in addition to any underpayment BioTie also shall pay the costs of the inspection.

6.	DILIGENCE

6.1 Reasonable Efforts. BioTie shall use Commercially Reasonable Efforts to (i) achieve regulatory approvals for the sale of Products throughout the Territory by submitting registration packages requesting approval for commercial sale of the Product as soon as reasonably practicable and (ii) actively pursue commercial sales of each Product in each country in which all necessary regulatory approvals are obtained. Commencing as of the Effective Date, BioTie shall use Commercially Reasonable Efforts to develop, clinically test, manufacture and commercialize Products. All costs of development, clinical testing, manufacturing and commercialization shall be borne by BioTie, its Affiliates or Sublicensees.

6.2 Lack of Diligence. Medarex may terminate the Exclusive Commercial License granted herein to BioTie in Section 2.1 with respect to a particular Licensed Antibody, on a Product-by-Product and country-by-country basis, effective upon written notice to BioTie, if BioTie:

6.2.1 abandons development and/or commercialization of the applicable Product in that particular Geographical Area and (i) decides not to engage in Commercially Reasonable Efforts to sublicense such Product or (ii) discontinues reasonable sublicensing efforts for more than [*****], or

6.2.2 suspends the development and/or commercialization of the applicable Product in a particular Geographical Area for more than [*****], except for suspensions (i) that have been requested by official regulatory and drug safety bodies, or (ii) that Medarex agrees are necessary for investigating and clarifying untoward pharmacological, pharmacokinetic, toxicological, or human-clinical observations of the applicable Product.

6.3 Reports. During the Term, BioTie shall keep Medarex informed of its and its Affiliate(s)’s development and commercialization activities, and in the case of a Sublicensee, the development and commercialization activities of such Sublicensee to the extent that BioTie has received such information from the Sublicensee, and on January 31 of each year shall provide Medarex with a reasonably detailed written summary of such events and activities in the preceding calendar year. When the registration package requesting Approval for commercial sale of any Product receives Approval in the United States, any country in Europe, or Japan, BioTie will notify Medarex in writing within twenty (20) business days thereof.

6.4 Regulatory Filings. BioTie (or its designee) shall file and hold title to all regulatory applications, Approvals and supplements thereto relating to Products; provided, in the event that the Exclusive Commercial License rights of BioTie terminate with regard to any Product and/or country due to BioTie’s decision to temtinate its license pursuant to Section 2.9(a) or such license shall otherwise be terminated pursuant to Sections 3.7, 6.2, 11.2, 11.3 or 11.4, Medarex (or its designee) shall have access to and the right to use and reference, without charge, all such

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

regulatory applications, Approvals and supplements with regard to the applicable Product and/or country, and BioTie shall cooperate with Medarex to enable Medarex (or its designee) to practice the foregoing rights. Medarex shall reimburse BioTie for any reasonable fees actually incurred by BioTie and that are charged by a governmental authority that are necessary to effect Medarex’s right to use and reference all such regulatory applications, Approvals and supplements with regard to the applicable Product and/or country pursuant to this Section 6.4.

6.5 Abandoned Products. BioTie shall promptly notify Medarex should it elect to abandon its rights to pursue commercialization of any Product in any country. In such event, the terms of Section 2.9 shall apply with respect to such Product in such country and the Exclusive Commercial License therefor.

7.	CONFIDENTIALITY

7.1 Confidential Information. Except as expressly provided herein, the Parties agree that for the term of the Agreement and for five (5) years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information of the other Party, except to the extent that it can be established by the receiving Party by competent written proof that such Confidential Information:

7.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

7.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

7.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

7.1.4 was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

7.1.5 was subsequently lawfully disclosed to the receiving Party by a person other than a Party hereto.

7.2 Permitted Use and Disclosures. Each Party hereto may use or disclose information disclosed to it by the other Party (including Confidential Information) to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a Party is required to make any such disclosure of another Party’s confidential information, other than pursuant to a confidentiality agreement, it shall (i) give reasonable advance notice to the latter Party of such disclosure, (ii) if such advance notice is not possible, provide notice of such disclosure immediately thereafter, (iii) to the extent possible, minimize the extend of such disclosure, and (iv) save to the extent inappropriate in the case of patent applications, use its best efforts to secure confidential treatment of such information prior to its

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder.

7.3 Public Disclosure. Except as otherwise required by law, rule or regulation, neither Party shall issue a press release or make any other public disclosure of the terms of this Agreement without the prior approval of the other Party of such press release or public disclosure and the content thereof; provided, however, the Parties agree that disclosures of information for which consent has been previously obtained and of information of a similar nature to that which has been previously disclosed publicly with respect to this Agreement, each shall not require advance approval. Each Party shall submit any such press release or public disclosure requiring the other Party’s approval to the other Party, and the receiving Party shall have three (3) business days to review and approve any such press release or public disclosure, which approval shall not be unreasonably withheld. If the receiving Party does not respond in writing within such three (3) business day period, the press release or public disclosure shall be deemed approved. In addition, if a public disclosure is required by law, rule or regulation, including without limitation in a filing with the Securities and Exchange Commission, other than a filing on Form 10K or Form 10Q, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the nondisclosing Party’s prior review and comment.

7.4 Confidential Terms. Except as expressly provided herein, each Party agrees not to disclose any terms of this Agreement to any third party without the consent of the other Party; except that such consent shall not be required for disclosure to actual or prospective investors or to a Party’s accountants, attorneys and other professional advisors. In addition, the terms of this Agreement may be disclosed pursuant to confidentiality obligations at least as strict as is set forth herein, to sublicensees and actual or potential acquirors or acquirees.

8.	REPRESENTATIONS AND WARRANTIES

8.1 Each Party hereby represents, warrants and covenants to the other Party as of the Effective Date as follows:

8.1.1 Corporate Authority. Such Party (a) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and thereunder, and (b) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party and constitute legal, valid and binding obligations of such Party and are enforceable against it in accordance with their respective terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.

8.1.2 Litigation. Such Party is not aware of any pending or threatened litigation (and has not received any communication) that alleges that such Party’s activities related to this Agreement have violated, or that by conducting the activities as contemplated

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herein or therein such Party would violate, any of the intellectual property rights of any other Party.

8.1.3 Consents, Approvals, etc. All necessary consents, approvals and authorizations of all Regulatory Authorities and other parties required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

8.1.4 Conflicts. The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (b) do not conflict with; violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound. As used in this Section 8.1.4, “Applicable Law” shall mean the applicable laws, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities, that may be in effect from time to time in the Territory.

8.1.5 Debarment. No such Party nor any of its Affiliates has been debarred or is subject to debarment and neither such Party nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any third party who has been debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act, as amended (“Section 306”), or who is the subject of a conviction described in such section. Each Party will inform the other Party in writing immediately if it or any third party who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party or any third party performing services hereunder or thereunder.

8.2 Additional Representations and Warranties of Medarex. Medarex represents and warrants that:

(i)	it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, United States of America;

(ii)	the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of Medarex;

(iii)	it will not enter into an agreement that is inconsistent with the rights and licenses granted to BioTie in this Agreement;

(iv)	the Phase I Clinical Material to be transferred to BioTie or its appointee hereunder has been manufactured pursuant to current good manufacturing practices for biological and other pharmaceutical products as described in regulations promulgated by the United States Food and Drug Administration and, as of the Effective Date, such Phase I Clinical Material is qualified to be used for a Phase I Clinical Trial conducted in the United States, and

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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(v)	to the knowledge of the officers of Medarex and without a duty to conduct any investigation, as of the Effective Date, (a) the patents included in the Medarex Patent Rights have not been held by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part and (b) there are no existing or threatened (in writing) actions, suits or claims pending with respect to the Medarex Patent Rights or Medarex Know How.

For purposes of Section 8.2(v), (a) “knowledge of’ Medarex shall mean Medarex’s good faith understanding of the facts and information in its possession without any duty to conduct any investigation with respect to such facts and information; and (b) “officers” shall mean persons in the positions of senior vice president, president and chief executive officer.

8.3 Additional Representations and Warranties of BioTie. BioTie represents and warrants that:

(i)	it is a company duly organized, validly existing and in good standing under the laws of Finland;

(ii)	the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate actions on the part of BioTie;

(iii)	it will not enter into an agreement that is inconsistent with the performance of its obligations hereunder; and

(iv)	BioTie shall comply with all the applicable terms and conditions of the MRC Agreement and the Cross-License Agreement.

8.4 Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, MEDAREX MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE MICE, MICE MATERIALS, ANTIBODIES, ANTIBODY MATERIALS, MEDAREX PRODUCTION PROCESS TECHNOLOGY, OR MEDAREX TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENT RIGHTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

8.5 Disclaimer. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED HEREIN, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS:

8.5.1 A WARRANTY OR REPRESENTATION BY MEDAREX AS TO THE VALIDITY OR SCOPE OF ANY CLAIM OR PATENT WITHIN THE MEDAREX PATENT RIGHTS;

8.5.2 A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR WILL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

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8.5.3 AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE MEDAREX PATENT RIGHTS; OR

8.5.4 GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER PATENTS OR OTHER RIGHTS OF MEDAREX OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH PATENTS OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY PATENT WITHIN THE MEDAREX PATENT RIGHTS.

8.6 Limitation of Liability. MEDAREX’S LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AGGREGATE VALUE OF THE CONSIDERATION RECEIVED BY MEDAREX FROM BIOTIE UNDER THIS AGREEMENT.

9.	INTELLECTUAL PROPERTY; OWNERSHIP OF MATERIALS

9.1 Inventorship. Subject to the terms of this Article 9, inventorship of any inventions arising out of the Agreement shall be determined according to United States law.

9.2 Ownership of Biological Materials. All right, title and interest in and to the Mice and the Mice Materials shall at all times remain with and be vested in Medarex. All right, title and interest in and to the VAP-1 Antibodies and Antibody Materials related thereto shall at all times remain with and be vested in BioTie unless and until the Binding Terms become applicable, in which event right, title and interest in and to the VAP-1 Antibodies and Antibody Materials related thereto shall vest in Medarex.

9.3 Ownership of Antibodies and Inventions Related Thereto.

9.3.1 Subject to Section 9.2 and further subject to Sections 2.1.2, 3.1 and 3.2, all right, title and interest to the VAP-1 Antibodies and to results, technical information, inventions and intellectual property and data resulting directly from the use of the VAP-1 Antibodies and the Antibody Materials related thereto by BioTie and/or Medarex prior to the Effective Date under the Material Transfer Agreement (but, for the avoidance of doubt, excluding the Medarex Technology and the Medarex Production Process Technology for which technology BioTie has a license pursuant to this Agreement), shall at all times remain with and be vested in BioTie. Medarex shall promptly notify BioTie of any such invention or other intellectual property, and cooperate with BioTie at BioTie’s request and expense, in the preparation, filing, prosecution, and defense of patent applications and Patents relating thereto.

9.3.2 Medarex agrees to assign and hereby assigns to BioTie all right, title and interest in and to any invention or other intellectual property made by Medarex or its respective employees, consultants or agents in the course of activities in connection with the Material Transfer Agreement that relates solely to the antigen VAP-1 provided by BioTie (but, for the avoidance of doubt, excluding the Medarex Technology and the Medarex Production Process Technology for which technology BioTie has a license pursuant to this Agreement).

9.4 Patent Filings. BioTie hereby covenants that neither BioTie nor its Affiliates nor

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THE SECURITIES ACT OF 1933, AS AMENDED.

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their respective Sublicensees, employees, consultants or agents shall file any patent applications disclosing or claiming inventions comprising any Mice or Mice Materials, or the making or using thereof, without Medarex’s prior written consent. In the event BioTie breaches this covenant, in addition to any other remedies Medarex may have, BioTie shall (i) assign to Medarex all right, title, and interest to all patent applications and patents issuing thereon, and (ii) execute those documents, as requested by Medarex, necessary to document and/or perfect the assignment of such patent applications and patents issuing thereon.

9.5 Patent Prosecution.

9.5.1 BioTie Patent Rights. BioTie shall be solely responsible, at its expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of the patent applications and patents owned by or on behalf of BioTie claiming VAP-1 Antibodies and Antibody Materials related thereto in countries selected by BioTie, and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto.

9.5.2 Medarex Patent Rights. Medarex shall be responsible, at its expense and in its sole discretion, for the preparation, filing, prosecution and maintenance of the Medarex Patent Rights and any Patents Covering the Medarex Production Process Technology and for conducting any interferences, reexaminations, reissues, oppositions, or request for Patent term extensions relating thereto. In addition, Medarex shall have the sole right, but not the obligation, at its expense, to prepare, file, prosecute and maintain the patent applications and Patents assigned to Medarex by BioTie pursuant to Section 2.9(b) and Section 9.4 and to conduct any interferences, reexaminations, reissues, oppositions, or request for patent term extensions relating thereto.

9.6 Infringement Claims. If the manufacture, importation, sale or use of a Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Medarex or BioTie, such Party shall promptly notify the other Party hereto. The defendant shall keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding.

10.	INDEMNIFICATION

10.1 Medarex. Medarex shall indemnify, defend and hold harmless BioTie and its directors, officers and employees (each an “BioTie Indemnitee”) from and against any and all liabilities, damages, losses, costs or expenses (including attorneys’ and professional fees and other expenses of litigation and/or arbitration) (“Liabilities”) resulting from a claim, suit or proceeding made or brought by a third party against an BioTie Indemnitee arising from or occurring as a result of any breach of the representations and warranties set forth in Article 8, except to the extent caused by the negligence or willful misconduct of BioTie.

10.2 BioTie. BioTie shall indemnify, defend and hold harmless Medarex and its directors, officers and employees (each a “Medarex Indemnitee”) from and against any and all Liabilities resulting from a claim, suit or proceeding made or brought by a third party against a Medarex Indemnitee, arising from or occurring as a result of (i) any breach of the representations

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and warranties set forth in Article 8, or (ii) any development, testing, manufacture, importation, use, offer for sale, sale or other distribution of VAP-1, any VAP-1Antibody, Licensed Antibody or Product by BioTie or its Affiliates or Sublicensees (including, without limitation, product liability claims), except in each case, to the extent caused by the negligence or willful misconduct of Medarex.

10.3 Procedure. In the event that a Party indemnified hereunder (an “Indemnitee”) intends to claim indemnification under this Article 10, such Indemnitee shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 10. The Indemnitee shall not, except at its own cost and risk, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give. The Indemnitor shall not be required to provide indemnification with respect to a Liability the defense of which is prejudiced by the failure to give notice by the Indemnitee or the failure of the Indemnitee to cooperate with the Indemnitor or where the Indemnitee settles or compromises a Liability without the written consent of the Indemnitor.

11.	TERM AND TERMINATION

11.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated pursuant to Section 3.7 or as provided in this Article 11, this Agreement shall continue in full force and effect on a country-by-country and Product-by-Product basis until there are no remaining royalty payment obligations in a country, at which time the Agreement shall expire in its entirety in such country (the “Term”). Upon such expiration and following the completion of the payment of all royalties due to Medarex with respect to a particular Product in such country, BioTie shall have a fully paid, royalty-free, perpetual license under the Medarex Technology to commercialize such Product in such country, including the right to dispose of the Product and the rights thereto.

11.2 Termination for Cause. In the event one Party has materially breached in the performance of any of its obligations hereunder, and such breach has continued for sixty (60) days after written notice thereof was provided to the breaching Party by the non-breaching Party, the other Party may terminate this Agreement. Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach prior to the expiration of the sixty (60) day period. Notwithstanding the above, in the case of a failure to timely pay any amounts due hereunder, the period for cure of any subsequent breach following notice thereof shall be thirty (30) days and, unless payment is made within such period the termination shall become effective at the end of such period. Further, if such uncured material breach involves only a specific Product, then the Agreement shall terminate only as to the rights relating to such Product.

11.3 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Medarex or BioTie are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The Parties agree that the

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Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under, as applicable, the United States Bankruptcy Code or the Finnish Bankruptcy and Insolvency Act. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under, as applicable, the United States Bankruptcy Code or the Finnish Bankruptcy and Insolvency Act, the Party hereto that is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

11.4 Termination for Insolvency. If voluntary or involuntary proceedings by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within sixty (60) days thereafter, the other Party may immediately terminate this Agreement effective upon notice of such termination.

11.5 Effect of Termination or Expiration.

11.5.1 Accrued Rights and Obligations. Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination or expiration, has already accrued to the other Party or which is attributable to a period prior to such termination or expiration or preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching Party may be entitled to injunctive relief as a partial remedy for any such breach.

11.5.2 Return of Confidential Information. Upon any termination or expiration of this Agreement, BioTie and Medarex shall promptly return to the other Party all Confidential Information of the other; provided, however, that counsel of each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with Article 7.

11.5.3 Inventory on Hand. In the event this Agreement is terminated for any reason, BioTie and its Sublicensees shall have the right to sell or otherwise dispose of the inventory of any Product subject to this Agreement then on hand until the first anniversary of the effective date of such termination, any such sale or distribution to be subject to the relevant terms of this Agreement, including without limitation Articles 2, 3, 4 and 5.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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11.5.4 Licenses. Except for expiration under Section 11.1, with the exception of the license granted by BioTie to Medarex pursuant to Section 2.2 which shall remain in effect according to its terms, the license(s) granted in this Agreement shall terminate upon any termination of this Agreement and in such event BioTie shall cease, and cause its Affiliates and Sublicensees to cease, all development and commercialization of Products. Any assignment to Medarex pursuant to Sections 2.9(b) and 9.4 shall remain in effect following any termination of this Agreement.

11.6 Survival. Sections 2.2 (according to its terms), 2.7, 2.9, 3.7 (according to its terms), 5.2, 6.4, 9.1, 9.2, 9.3, 9.4, 11.3, 11.5, 12.1, 12.5, 12.7, 12.10, 12.12, 12.13, 12.14, 12.15, 12.16, and 12.17 and Articles 7, 8 and 10 of this Agreement shall survive expiration or termination of this Agreement for any reason, except that Article 10 shall survive only with respect to liabilities that arise from acts or circumstances that occurred prior to termination or expiration. Section 11.1 of this Agreement shall survive expiration of this Agreement.

12.	MISCELLANEOUS

12.1 Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the State of New York, without reference to conflicts of laws principles. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of New York, and each Party hereby consents to the jurisdiction and venue of such court.

12.2 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

12.3 Assignment. Neither Party may assign this Agreement to any third party without the written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that either Party may assign this Agreement, without the other Party’s consent (a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business or assets of the assigning Party, whether by merger, reorganization, acquisition, sale or otherwise, if in either such event ((a) or (b)), (i) the assigning Party remains jointly and severally liable with the relevant BioTie Affiliate, Medarex Affiliate or third party assignee under this Agreement, and (ii) the relevant BioTie Affiliate assignee, Medarex Affiliate assignee, third party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement.

12.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

12.5 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or sent by facsimile transmission or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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Any such notice shall be deemed to have been given as of the day of personal delivery, one (1) day after the date sent by facsimile transmission or five (5) days following the date deposited with the United States Postal Service as registered or certified mail, return receipt requested.

If to Medarex:	Medarex, Inc.
707 State Road, Suite 206
Princeton, NJ 08540
U.S.A.
Attn: President
Fax No.: [*****]

With a copy to:	Medarex, Inc.
707 State Road, Suite 206
Princeton, NJ 08540
U.S.A.
Attn: General Counsel
Attn: Contracts Manager
Fax No.: [*****]

If to BioTie:	BioTie Therapies Corp.
Tykistokatu 6
FIN-20520 Turku, Finland
Attn: VP Business Development Kai Landesmaki
Fax No.: [*****]

With a copy to:	Hannes Snellman Attorneys at Law
Etelaranta 8
FIN-00130 Helsinki, Finland
Attn: Mr. Mikko Heinonen
Fax No.: [*****]

12.6 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure by the nonperforming Party where the cause of such failure is (i) beyond the reasonable control of such nonperforming Party, such causes including without limitation war, act of terrorism, strike, fire, act of god, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, or failure of suppliers, (ii) not caused by the negligence, intentional conduct or misconduct of such nonperforming Party, and (ii) such nonperforming Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

12.7 Advice of Counsel. Medarex and BioTie have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.8 Compliance with Laws. Subject to the provisions of Article 7, each Party shall use reasonable efforts to furnish to the other Party any information reasonably requested or required by that Party during the term of this Agreement or any extensions hereof to enable that Party to comply with the requirements of any United States or foreign federal, state and/or government agency.

12.9 Further Assurances. At any time or from time to time on and after the date of this Agreement, either Party shall at the request of the other Party hereto (i) subject to the provisions of Article 7, deliver to the requesting Party any records, data or other documents consistent with the provisions of this Agreement, and (ii) execute, and deliver or cause to be delivered, any necessary consents, documents or further instruments of transfer or license.

12.10 Retained Rights; No Further Rights. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise. It is understood and agreed that Medarex shall retain rights to make, have made, import, use, offer for sale, sell and otherwise commercialize the Mice, itself or with third parties, for any uses, other than those for which BioTie has been granted licenses under this Agreement.

12.11 Export Controls. BioTie agrees that it shall take all actions necessary to insure compliance with all United States laws, regulations, orders or other restrictions on exports and further shall not sell, license or reexport, directly, or indirectly, the Product(s) to any person or entity for sale in any country or territory, if, to the knowledge of BioTie based upon reasonable inquiry, such sale, would cause the parties to be in violation of any such laws or regulations now or hereafter in effect. BioTie agrees to secure from any recipient of Product(s) adequate manually signed written assurances prior to shipment from the United States as are required by the United States Export Regulations.

12.12 Severability. In the event that any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.

12.13 Waiver. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

12.14 Complete Agreement. This Agreement and any Exhibits attached hereto and thereby incorporated herein constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, including without limitation the Material Transfer Agreement, are superseded hereby. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and duly executed on behalf of both Parties.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.15 Use of Name. Except as required by law, neither Party shall use the name or trademarks of the other Party without the prior written consent of such other Party.

12.16 Interpretation. The singular (where appropriate) shall include the plural and vice versa and references to Exhibits and Sections shall mean exhibits and sections of this Agreement. The fact that a Party has drafted this Agreement or a part thereof shall not affect the interpretation of this Agreement to the disadvantage of the drafting Party.

12.17 Headings. The captions to the several sections and articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

12.18 Counterparts. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF, Medarex and BioTie have executed this Agreement by their respective duly authorized representatives.

MEDAREX, INC.		BIOTIE THERAPIES CORP.

By:	/s/ James B. Cornett	By:	/s/ Timo Veromaa
Print Name:	James B. Cornett, Ph.D.	Print Name:	Timo Veromaa
Title:	VP, Business Development	Title:	President & CEO

GENPHARM INTERNATIONAL, INC.

By:	/s/ James B. Cornett
Print Name:	James B. Cornett, Ph.D.
Title:	VP, Business Development

List of Exhibits:

A:	Backup Antibodies (Section 1.4)

B:	Lead Antibody (Section 1.33)

C:	Binding Terms (Section 3.7)

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT A

BACKUP ANTIBODIES (SECTION 1.4)

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT B

LEAD ANTIBODY (SECTION 1.33)

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT C

BINDING TERMS (SECTION 3.7)

THIS EXHIBIT C SUMMARIZES THE PRINCIPAL BINDING TERMS FOR A LICENSE AGREEMENT (“LICENSE AGREEMENT”) BETWEEN BIOTIE THERAPIES CORP. (“BIOTIE”) AND MEDAREX, INC. (“MEDAREX”) AS AGREED BY BIOTIE AND MEDAREX PURSUANT TO SECTION 3.7 OF THE AGREEMENT.

Agreement	Pursuant to Section 3.7 of the Agreement, the Parties have agreed that the terms set forth in this Exhibit C are final and binding and shall be incorporated into a License Agreement that the Parties shall negotiate promptly and in good faith as set forth in Section 3.7 of the Agreement. Such License Agreement shall contain the binding terms set forth herein together with such other usual and customary terms and conditions agreed to by the Parties. Unless otherwise defined in this Exhibit C, capitalized terms shall have the meanings set forth in the Agreement.

Territory	Worldwide (exclusive of the Seikagaku Territory as defined in the Seikagaku Agreement, if such agreement is still in effect).

Access to Regulatory Documentation	BioTie shall, without additional compensation or payment, provide complete access to, and the right to use and reference, all regulatory documentation, filings, and Approvals with respect to a Lead Antibody and any Backup Antibodies.

Milestones and Royalties	Medarex shall make the milestone payments set forth in Sections 3.3.1 and 3.3.4 to BioTie upon the occurrence of the events set forth therein. Medarex shall pay to BioTie the royalties on Net Sales set forth in Section 3.4.1 during the royalty term set forth in Section 3.4.2. Medarex shall be responsible for all royalties and other payments (such as milestones) payable to third parties based on the Products and VAP-1 Antibodies except for any royalty payment owed to Faron Pharmaceuticals Oy (Finland) which shall be the responsibility of BioTie.

Ownership	BioTie shall promptly transfer to Medarex all right, title, and interest in and to the VAP-1 Antibodies, including but not limited to the Lead Antibody and the Backup Antibodies, Antibody Materials, VAP-1 Cell Line and the Medarex Documentation.